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                                                                  Exhibit 10-141

         AMENDMENT NO. 12 TO CREDIT FACILITY AND SECURITY AGREEMENT


                  This Amendment No. 12 (the "Amendment") dated as of December 31, 2000, to the Credit Facility and Security Agreement by and between Bank One, NA ("Lender"), Lexington Precision Corporation ("LPC"), and Lexington Rubber Group, Inc. ("LRGI").

                  WHEREAS, Lender, LPC, and LRGI are parties to a Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto (the "Agreement").

                  WHEREAS, LPC, LRGI, and Lender desire to amend the Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                    1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

                    2. Section 2.A of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                  B. Maintain on a basis consolidated with LPC's direct and indirect subsidiaries at all times a Tangible Net Worth equal to or greater than (i) TEN MILLION AND NO/100 DOLLARS ($10,000,000) from June 30, 2000 through June 30, 2001; and
                  (ii) TWELVE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($12,400,000) on and after July 1, 2001.

                    3. The definition of Cash Flow Ratio in Section 1 of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                  "Cash Flow Ratio": The ratio of cash flow to debt service as of any date, calculated as net income plus depreciation and amortization for the four most recently completed fiscal quarters minus dividends paid during such periods divided by current maturities of all long-term debt, other than the twelve and three-quarter percent (12.75%) senior subordinated notes of LPC due February 1, 2000 in the original principal amount of THIRTY-ONE MILLION SEVEN HUNDRED TWENTY THOUSAND ONE HUNDRED TWENTY-FIVE AND NO/100 DOLLARS ($31,720,125.00), the fourteen percent (14%) junior subordinated notes of LPC due
                  May 1, 2000, in the original principal amount of THREE HUNDRED FORTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS AND SIXTY-SEVEN CENTS ($346,666.67), the fourteen percent (14%) junior subordinated convertible increasing rate notes of LPC due May 1, 2000, in the original principal amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), the ten and one-half percent (10.5%) senior unsecured note of LPC due February 1, 2000, in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($7,500,000.00), the twelve percent (12%) mortgage note of LPC's wholly-owned subsidiary, Lexington Rubber Group, Inc., formerly known as Lexington Components, Inc. ("LRGI"), due January 31, 2000, in the original principal amount of ONE MILLION THREE HUNDRED SEVENTY THOUSAND FIFTEEN AND 65/100 DOLLARS ($1,370,015.65), the various term
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                  loans secured by real estate mortgages and payable by LRGI and
                  LPC to Lender, and that portion of the other secured term loans payable by LRGI or LPC to Congress Financial
                  Corporation, The CIT Group/Equipment Financing, Inc., or
                  Lender that is not scheduled to be repaid within one year after the date of the financial statements with respect to which the calculation of the Cash Flow Ratio is being made but nevertheless is classified as a current liability solely because of defaults on Indebtedness other than Indebtedness payable to Lender; provided, however, that for the purposes of this calculation the Borrowers' results of operations for any four fiscal quarters shall exclude any write-down or write-off of assets (whether tangible or intangible) of any manufacturing facility or business unit of the Borrowers which is recorded by Borrowers as a result of the restructuring, relocation, shutdown or sale of such manufacturing facility or business unit or as a result of compliance with Financial Accounting Standard No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of.

                    4. Section 2.B of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                  B. Maintain on a basis consolidated with LPC's direct and indirect subsidiaries a positive Cash Flow Ratio of (i) not less than 1.15 to 1.0 from January 1, 1997 through May 31, 1997, (ii) not less than 1.2 to 1.0 from June 1,1997 through November 30, 1997, (iii) not less than 1.25 to 1.0 from December 1, 1997 through January 31, 2001, (iv) not less than
                  1.2 to 1.0 from February 1, 2001 through June 30, 2001, and
                  (v) not less than 1.25 to 1.0 on and after July 1, 2001, to be calculated on a rolling four quarter basis.

                    5. Section 2.C of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                  C. Maintain on a basis consolidated with LPC's direct and indirect subsidiaries operating working capital (excess of current assets over current liabilities as determined in accordance with generally accepted accounting principles) (excluding all obligations payable to Congress Financial Corporation, The CIT Group/Equipment Finance, Inc., and Lender and the current portion of other long-term indebtedness) of not less than SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000).

                    6. Except as specifically amended herein, the Agreement
              remains in effect in accordance with its terms.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                                               BANK ONE, NA


                                               By:    Joseph E. Manley
                                                  ------------------------------
                                               Name:  Joseph E. Manley
                                                    ----------------------------
                                               Title: Vice President
                                                     ---------------------------


                                               LEXINGTON PRECISION CORPORATION


                                               By:    Dennis J. Welhouse
                                                  ------------------------------
                                               Name:  Dennis J. Welhouse
                                                    ----------------------------
                                               Title: Senior Vice President
                                                     ---------------------------



                                               LEXINGTON RUBBER GROUP, INC.


                                               By:    Dennis J. Welhouse
                                                  ------------------------------
                                               Name:  Dennis J.  Welhouse
                                                    ----------------------------
                                               Title: Senior Vice President
                                                     ---------------------------